UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2021

EZRAIDER CO.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-180251 (Commission File Number)	45-4390042 (I.R.S. Employer Identification No.)

1303 Central Ave S, Unit D Kent, WA (Address of principal executive offices)	98032 (Zip Code)

Registrant’s telephone number, including area code: (833) 724-3378

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Reference is made to the disclosure set forth under Item 5.02 below, which disclosure is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 5.02 below, which disclosure is incorporated herein by reference.

The issuances of the Lear Shares (as defined below) and Tilan Shares (as defined below) are exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as transactions by an issuer not involving a public offering.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On November 15, 2021, George Andrew Lear III was appointed as Chief Financial Officer of EZRaider Co., a Florida corporation (the “Company”). Prior to Mr. Lear’s appointment, Moshe Azarzar, the Company’s Chief Executive Officer, President, Secretary and Treasurer, and a member of the Company’s board of directors (“Board”), had served as Chief Financial Officer on an interim basis since September 14, 2021. In connection with his appointment as Chief Financial Officer, Mr. Lear also replaced Mr. Azarzar as the Company’s “Principal Financial and Accounting Officer” for Securities and Exchange Commission (“SEC”) reporting purposes.

Mr. Lear, 53, has more than 25 years of leadership experience in accounting and finance positions. Before joining the Company, Mr. Lear founded Lake Tapps Capital Inc., a technology startup that developed robotic automation technology to remediate fresh-water ecosystems from aquatic invasive species, where he served as Chief Executive Officer from February 2019 through November 2021. Prior to that, from November 2011 until February 2019, Mr. Lear was Chief Financial Officer for Digital Globe Services Ltd., a publicly traded digital marketing company in the business of generating leads and customers for large telecommunications and media companies. In addition, Mr. Lear has consulted for a variety of companies and businesses on corporate development, M&A, restructuring, and outsourced FP&A services. Mr. Lear earned his Bachelor of Science degree in Mechanical Engineering (with concentrations in Thermodynamics, Heat Transfer and Fluid Dynamics) from BYU in 1994, and his MBA (with a concentration in Finance) from the University of Michigan in 2001.

Except as otherwise disclosed in this Current Report on Form 8-K (“Report”), there are no arrangements or understandings between Mr. Lear and any other person pursuant to which he was appointed as an officer of the Company. In addition, there are no family relationships between Mr. Lear and any of the Company’s other officers or directors. Further, except as otherwise disclosed herein, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Lear had, or will have, a direct or indirect material interest.

In connection with Mr. Lear’s appointment as the Company’s Chief Financial Officer, the Company entered into an Employment Agreement with Mr. Lear, effective as of November 15, 2021 (the “Lear Employment Agreement”). The Lear Employment Agreement has an initial term through January 31, 2022 (the “Lear Initial Term”), at which time the terms for an extension will be negotiated. Pursuant to the Lear Employment Agreement, during the Lear Initial Term, Mr. Lear will be paid a base salary of $48,000 per annum, which is expected to increase to $120,000 as of February 1, 2022. In addition, during the Lear Initial Term, Mr. Lear will receive 16,667 restricted shares of the Company’s common stock per month (50,000 total shares) (the “Lear Shares”). Mr. Lear is also entitled to participate in any employee benefit plans the Company may establish or adopt for the benefit of employees of the Company. In addition, the Lear Employment Agreement includes provisions for paid vacation time and expense reimbursement.

The Lear Employment Agreement may be terminated by the Company (i) immediately upon Mr. Lear’s death or Disability (as defined in the Lear Employment Agreement) (ii) for Cause (as defined in the Lear Employment Agreement), effective immediately upon delivery of written notice, or (iii) without Cause, upon five days’ written notice. Mr. Lear may terminate the Lear Employment Agreement at any time with or without Good Reason (as defined in the Lear Employment Agreement), upon 30 days’ written notice. If the Lear Employment Agreement is terminated due to Mr. Lear’s death or Disability, Mr. Lear is entitled to receive any accrued but unpaid salary, reimbursable expenses and benefits and earned bonuses. If terminated by the Company for Cause, or by Mr. Lear without Good Reason, Mr. Lear is entitled to receive any accrued but unpaid salary and reimbursable expenses. If terminated by the Company without Cause, or by Mr. Lear for Good Reason, Mr. Lear is entitled to receive any accrued but unpaid salary and reimbursable expenses, plus two weeks of severance pay.

The Lear Employment Agreement provides that, if Mr. Lear’s continuous status as an employee of the Company is terminated by the Company without Cause, or by Mr. Lear for Good Reason, within 12 months after a Change in Control (as defined in the Lear Employment Agreement), Mr. Lear shall receive (i) two months of severance pay, (ii) 33,334 restricted shares of the Company’s common stock, and (iii) any pro-rata bonus earned through date of termination. For the purposes of this provision, the Company’s proposed acquisition of D.S Raider Ltd. is excluded from being considered a Change of Control.

The Lear Employment Agreement contains standard provisions on confidentiality, non-competition, non-solicitation and ownership of work product.

The foregoing summary of the Lear Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Lear Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

Appointment of Chief Operating Officer

On November 18, 2021, Yoav Tilan was appointed as Chief Operating Officer of the Company. Mr. Tilan has been serving as a member of the Company’s Board since September 14, 2021.

Except as otherwise disclosed in this Report, there are no arrangements or understandings between Mr. Tina and any other person pursuant to which he was appointed as an officer of the Company. In addition, there are no family relationships between Mr. Tilan and any of the Company’s other officers or directors. Further, except as otherwise disclosed herein, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Tilan had, or will have, a direct or indirect material interest.

In connection with Mr. Tilan’s appointment as the Company’s Chief Operating Officer, the Company entered into an Employment Agreement with Mr. Tilan, effective as of November 18, 2021 (the “Tilan Employment Agreement”). The Tilan Employment Agreement has an initial term through January 31, 2023 (the “Tilan Initial Term”), at which time the terms for an extension will be negotiated. Pursuant to the Tilan Employment Agreement, during the Tilan Initial Term, Mr. Tilan will be paid a base salary of $100,000 per annum. In addition, Mr. Tilan will receive a signing bonus of 50,000 restricted shares of the Company’s common stock (the “Tilan Shares”), and an additional number of restricted shares of common stock or stock option to be determined. Mr. Tilan is also entitled to participate in any employee benefit plans the Company may establish or adopt for the benefit of employees of the Company. In addition, the Tilan Employment Agreement includes provisions for paid vacation time and expense reimbursement.

The Tilan Employment Agreement may be terminated by the Company (i) immediately upon Mr. Tilan’s death or Disability (as defined in the Tilan Employment Agreement) (ii) for Cause (as defined in the Tilan Employment Agreement), effective immediately upon delivery of written notice, or (iii) without Cause, upon five days’ written notice. Mr. Tilan may terminate the Tilan Employment Agreement at any time with or without Good Reason (as defined in the Tilan Employment Agreement), upon 30 days’ written notice. If the Tilan Employment Agreement is terminated due to Mr. Tilan’s death or Disability, Mr. Tilan is entitled to receive any accrued but unpaid salary, reimbursable expenses and benefits and earned bonuses. If terminated by the Company for Cause, or by Mr. Tilan without Good Reason, Mr. Tilan is entitled to receive any accrued but unpaid salary and reimbursable expenses. If terminated by the Company without Cause, or by Mr. Tilan for Good Reason, Mr. Tilan is entitled to receive any accrued but unpaid salary and reimbursable expenses, plus two weeks of severance pay.

The Tilan Employment Agreement provides that, if Mr. Tilan’s continuous status as an employee of the Company is terminated by the Company without Cause, or by Mr. Tilan for Good Reason, within 12 months after a Change in Control (as defined in the Tilan Employment Agreement), Mr. Tilan shall receive (i) two months of severance pay, (ii) a to be determined number of restricted shares of the Company’s common stock, and (iii) any pro-rata bonus earned through date of termination. For the purposes of this provision, the Company’s proposed acquisition of D.S Raider Ltd. is excluded from being considered a Change of Control.

The Tilan Employment Agreement contains standard provisions on confidentiality, non-competition, non-solicitation and ownership of work product.

The foregoing summary of the Tilan Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Tilan Employment Agreement, a copy of which is filed as Exhibit 10.2 to this Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated November 15, 2021, between the Company and George Andrew Lear III

10.2	Employment Agreement, dated November 18, 2021, between the Company and Yoav Tilan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZRAIDER CO.

Date: November 19, 2021	By:	/s/ Moshe Azarzar
Moshe Azarzar
Chief Executive Officer